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                                                                    EXHIBIT 10.3

                        WORLDPORT COMMUNICATIONS, INC.
                      2000 LONG-TERM STOCK INCENTIVE PLAN

SECTION 1.  Purpose of the Plan

     The purpose of the WorldPort Communications, Inc. 2000 Long-Term Stock Incentive Plan (the "Plan") is to promote the success, and enhance the value, of WorldPort Communications, Inc. (the "Company") by linking the personal interests of its directors, officers, employees and key consultants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

SECTION 2.  Definitions

     For purposes of the Plan, the following terms shall have the meanings as set forth below:

          (a) "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Performance Units, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award or other cash payments granted to a Participant under the Plan.

          (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

          (c)  "Change of Control" means and includes each of the following:

               (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (collectively, a "Person"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such Person (other than a Person covered under paragraph (c)(iv) below) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, voting securities of the Company representing more than 50% of the total voting power of the Company's then outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company; provided that for this purpose, a Change in Control will
                      --------
                      not be deemed to have occurred if the acquisition does not result, directly or indirectly, in a change in the composition of the Board of Directors of the Company

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                      such that a majority of the members of the Board of
                      Directors of the Company are not Continuing Directors;


               (ii) the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (x) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that merger or consolidation, of the voting securities of the Company,
                      (y) no person (other than the Company, that entity resulting from that merger or consolidation, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary 80% or more of whose outstanding voting stock is directly or indirectly beneficially owned by the Company or that entity resulting from that merger or consolidation) beneficially owning, directly or indirectly, 30% or more of the then outstanding shares of common stock of the entity resulting from that merger or consolidation or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of that entity, and (z) at least a majority of the members of the Board of Directors of the entity resulting from that merger or consolidation being Continuing Directors;

               (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets; or

               (iv) with respect to a Person who beneficially owns, as of the date this Plan is adopted by the Company shareholders, directly or indirectly, more than 25% of the total voting power of the Company's then outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company, the consummation by such Person of a transaction which results in the Company no longer having any securities registered pursuant to Section 12 of the Exchange Act.

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          (d)  "Exchange Act" means the Securities Exchange Act of 1934, including amendments or successor statutes or similar intent.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on January 1, 2000, or (ii) was nominated for election or elected to such Board with the affirmative vote of at least two- thirds (2/3) of the Continuing Directors who were members of such Board at the time of such nomination or election (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation or proxies or consents by or on behalf of a person other than the Board of Directors.

          (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the closing sales price of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the closing sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

          (h) "ISO" means any Option designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

          (j)  "Option" means a right granted to a Participant pursuant to
Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

          (k) "Performance Unit" means a right granted to a Participant pursuant to Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

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          (l)  "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

          (m) "Stock" means the common stock, $.0001 par value per share, of the Company.

          (n) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

          (o) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

          (p) "Subsidiary" shall mean any corporation, during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company.

SECTION 3.  Administration of the Plan

     The Plan shall be administered by a committee of the Board of Directors of the Company consisting of two or more directors appointed, from time to time, by the Board or, at the discretion of the Board from time to time, the Plan may be administered by the Board (the "Committee"). Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and shareholders of the Company; provided that the terms and conditions of any Award under the Plan shall be subject to the ratification and approval by the Board of Directors of the Company.

     Subject to the provisions of the Plan (including the provisions of the preceding paragraph), the Committee shall have full and final authority in its discretion (a) to select the persons from among those eligible under Section 4 to participate in the Plan ("Participants") who will receive Awards pursuant to the Plan; (b) to determine the type or types of Awards to be granted to each Participant; (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e)

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to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and applicable law.

SECTION 4.  Participation in the Plan

     Participants in the Plan shall be selected by the Committee from among the employees of the Company and its Subsidiaries, any consultant or other person providing key services to the Company or a Subsidiary, and any member of the Board of Directors of the Company or a Subsidiary; provided, however, that only
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persons who are key employees of the Company or any Subsidiary may be granted
Options which are intended to constitute ISOs.

SECTION 5.  Plan Limitations; Shares Subject to the Plan

     (a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 15,000,000 shares of Stock plus, commencing on January 1, 2001, and on each January 1 thereafter ending with January 1, 2007, the number of shares of Stock shall be increased by the number of whole shares of Stock as is equal to 1% of the number of shares of Stock issued and outstanding on each such January 1.

     (b) Notwithstanding anything in the Plan to the contrary (subject to adjustment as provided in Section 8(a) of the Plan), the aggregate number of shares (i) available for issuance as Awards constituting ISOs shall not exceed 5,000,000 shares of Stock; (ii) that may be covered by Awards granted to any one individual during any calendar year as Options and SARs shall be 2,500,000; or
(iii) that may be covered by Awards granted to any non-employee director in any calendar year as an Option, SAR, and Restricted Stock shall be 250,000 shares of Stock.

     (c) No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however,
                                                           --------- -------
that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in

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which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

SECTION 6.  Awards

     (a)  General. Subject to Section 3, Awards may be granted on the terms and
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conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to
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accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

     (b)  Options.  Subject to Section 3, the Committee may grant Options to
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Participants on the following terms and conditions:

          (i)   Exercise Price. The exercise price of each Option shall be
                --------------
                determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

          (ii)  Time and Method of Exercise. The Committee shall determine the
                ---------------------------
                time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

          (iii) Incentive Stock Options. The terms of any Option granted under
                -----------------------
                the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

     (c)  Performance Units. Subject to Section 3, the Committee is authorized
          -----------------
to grant Performance Units to Participants on the following terms and conditions:

          (i)   Performance Criteria and Period. At the time it makes an award
                -------------------------------
                of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance

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                Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

          (ii)  Value of Performance Units. The value of each Performance Unit
                --------------------------
                at any time shall equal the book value per share of the Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

     (d)  Restricted Stock. Subject to Section 3, the Committee is authorized to
          ----------------
grant Restricted Stock to Participants on the following terms and conditions:

          (i)   Restricted Period. Restricted Stock awarded to a Participant
                -----------------
                shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

          (ii)  Forfeiture. Restricted Stock shall be forfeitable to the Company
                ----------
                upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including

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                upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan
                ----------------------
                may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          (iv)  Rights as a Shareholder. Subject to the terms and conditions of
                -----------------------
                the Award Agreement, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

     (e)  Stock Appreciation Rights. Subject to Section 3, the Committee is
          -------------------------
authorized to grant SARs to Participants on the following terms and conditions:

          (i)   Right to Payment. An SAR shall confer on the Participant to whom
                ----------------
                it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one share of Stock on the date of exercise over (y) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (ii)  Other Terms. The Committee shall determine the time or times at
                -----------
                which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (f)  Bonus Stock and Awards in Lieu of Cash Obligations. Subject to Section
          --------------------------------------------------
3, the Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in
                                                               --------
the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 under the Exchange Act so that the acquisition of Stock

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or Awards hereunder shall be exempt from Section 16(b) liability. Subject to
Section 3, Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g)  Other Stock-Based Awards. Subject to Section 3, the Committee is
          ------------------------
authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b), (d) and (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. Subject to Section 3, the Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

     (h)  Cash Payments. Subject to Section 3, the Committee is authorized,
          -------------
subject to limitations under applicable law, to grant to Participants cash payments, whether awarded separately or as a supplement to any Stock-Based Award. Subject to Section 3, the Committee shall determine the terms and conditions of such Awards.

     (i)  Dividends and Dividend Equivalents. An Award (including without
          ----------------------------------
limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

SECTION 7.  Additional Provisions Applicable to Awards

     (a)  Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted
          ------------------------------------------------------
under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:
(i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (x) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (y) such Fair Market Value at that date, reduced to reflect the Fair

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Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

     (b)  Exchange and Buy Out Provisions. The Committee may at any time offer
          -------------------------------
to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

     (c)  Performance Conditions. The right of a Participant to exercise or
          ----------------------
receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

     (d)  Term of Awards. The term of each Award shall, except as provided
          --------------
herein, be for such period as may be determined by the Committee; provided,
                                                                  --------
however, that in no event shall the term of any ISO, or any SAR granted in
-------
tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (e)  Form of Payment. Subject to the terms of the Plan and any applicable
          ---------------
Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

     (f)  Awards to Comply with Section 162(m). The Committee may (but is not
          ------------------------------------
required to) grant an Award pursuant to the Plan to any key employee which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, shareholders' equity, financial return ratios, market performance or total shareholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the

                                       10
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Committee shall certify in writing that the performance goals applicable to the
Performance-Based Award were in fact satisfied.

          The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 2,500,000 shares of Stock (whether payable in cash or Stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 1,000,000 Performance Units, and (iii) cash payments of $1,000,000.

     (g)  Change of Control. In the event of a Change of Control of the Company,
          -----------------
all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions, subject to such additional conditions (whether occurring at the time of such Change in Control or thereafter) as the Committee shall determine and as shall be set forth in the Award Agreement with the Participant, may become immediately 100% vested in each Participant or may be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for such period (but not in excess of the remaining duration of the Award) as is provided in such Award Agreement.

SECTION 8. Adjustments upon Changes in Capitalization; Acceleration in Certain Events

     (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards; (iii) the aggregate number and kind of shares of Stock available under the Plan; (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units; and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in
                                                          --------- -------
each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

     (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

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

SECTION 9.  General Provisions

     (a)  Changes to the Plan and Awards. The Board of Directors of the Company
          ------------------------------
may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the shareholders for approval; provided, however, that without the consent of an affected
          --------- -------
Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of
                                  --------- -------
an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

          The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

     (b)  No Right to Award or Employment. No Participant or other person shall
          -------------------------------
have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

     (c)  Taxes. The Company or any Subsidiary is authorized to withhold from
          -----
any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (d)  Limits on Transferability; Beneficiaries. No Award or other right or
          ----------------------------------------
interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to such persons as may be permitted by the Committee. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

     (e)  No Rights to Awards; No Shareholder Rights. No Participant shall have
          ------------------------------------------
any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

     (f)  Discretion. In exercising, or declining to exercise, any grant of
          ----------
authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any shareholder or any other person.

     (g)  Effective Date; Shareholder Approval. Subject to the approval of the
          ------------------------------------
shareholders of the Company at the Company's 2000 annual meeting of its shareholders, the Plan shall be effective as of March 15, 2000; provided,
                                                                --------
however, that to the extent that Awards are granted under the Plan prior to its
-------
approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting.

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